                                                                  EXHIBIT 10.32

                        SECOND AMENDMENT TO AMENDED AND
                           RESTATED CREDIT AGREEMENT


         This SECOND AMENDMENT AND SUPPLEMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") executed effective as of October 6, 1999 (the "Effective Date"), is by and among THE HOUSTON EXPLORATION COMPANY, a Delaware corporation ("Company"); CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (in its individual capacity, "Chase"), as agent (in such capacity, "Agent") for each of the lenders that is a signatory hereto or which becomes a signatory hereto and to the hereinafter described Credit Agreement as provided in Section
12.06 of the Credit Agreement (individually, together with its successors and assigns, "Lender" and collectively, "Lenders").

                                R E C I T A L S

         A. The Company, the Agent and the Lenders (other than the hereinafter defined "Additional Lenders") are parties to that certain Amended and Restated Credit Agreement dated as of March 30, 1999 (the "Credit Agreement"), pursuant to which the Lenders agreed to make loans and issue Letters of Credit to and for the account of the Company.

         B. Bank One, Texas, N. A. and Hibernia National Bank (collectively, the "Additional Lenders") each desire to become a Lender under the Credit Agreement.

         C. In view of the foregoing, the Company, the Agent and the Lenders hereby agree to amend the Credit Agreement in the particulars hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

         Section 1. Certain Terms. All capitalized terms used in this Second Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         Section 2. Amendments and Supplements to Credit Agreement. The Credit Agreement is hereby amended and supplemented as follows:

                 2.1 Definitions.

                 (a) The following terms defined in Section 1.02 of the Credit Agreement are hereby amended as follows:

                           (i) The term "Agreement" is hereby amended in its
                  entirety to read as follows:

                                    "Agreement" shall mean this Credit
                           Agreement, as amended by the First Amendment, as further amended by the Second Amendment, and as the same may be further amended or supplemented from time to time.

                           (ii) The term "Commitment" is hereby amended in its
                  entirety to read as follows:

                                    "Commitment" shall mean, as to each Lender,
                           the obligation of such Lender to make Loans to the Company or of the Agent to issue, reissue, renew or extend Letters of Credit on behalf of such Lender for the account of the Company, in an aggregate amount at any one time outstanding equal to the amount set forth opposite such Lender's name on Schedule I attached to the Second Amendment (as the same may be reduced or increased from time to time pursuant to
                           Section 2.03 hereof); provided, however, the total Commitments of all Lenders shall be subject to the Borrowing Base pursuant to the terms of this Agreement including, without limitation, Sections 2.01(a) and (b).

                           (iii) The Term "Threshold Amount" is hereby amended
                  in its entirety to read as follows:

                                    "Threshold Amount" shall mean (i) during the
                           period from and including the Effective Date of the Second Amendment to and including the date of the redetermination of the Borrowing Base scheduled to occur March 1, 2000, $175,000,000, and (ii)
                           thereafter, the amount equal to the Borrowing Base.

                  (b) Section 1.02 of the Credit Agreement is hereby supplemented, where alphabetically appropriate, with the addition of the following definition:

                           "Second Amendment" shall mean that certain Second
                  Amendment to Amended and Restated Credit Agreement dated effective as of October 6, 1999, between the Company, the Agent and the Lenders.

                  2.2 Prepayments. Section 2.08(b) of the Credit Agreement is hereby amended to provide that, notwithstanding anything to the contrary contained in Section 2.08(b), if on December 21, 1999, the sum of the outstanding aggregate principal amount of the Loans and the LC Exposure exceeds the lesser of the then effective Borrowing Base or the aggregate amount of the Commitments, then the Company shall immediately pay or prepay the amount of such excess amount for application first, towards the reduction of all amounts previously drawn under Letters of Credit, but not yet funded as a Revolving Credit Loan pursuant to Section 4.07(b) or reimbursed, second, if necessary, towards reduction of the outstanding principal balance of the Notes by prepaying Base Rate Loans, if any, then outstanding, and third, if necessary, at the election of the Company, either toward a reduction of the outstanding principal balance of the Notes by prepaying Fixed Rate Loans, if any, then outstanding or by paying such amount to the Agent as cash collateral for outstanding Letters of Credit, which amount shall be held by the Agent as cash collateral to secure the Company's obligation to reimburse the Agent and the Lenders for drawing under the Letters of Credit.

                  2.3 MarketSpan Credit Facility. Section 8.07 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "Section 8.07 MarketSpan Credit Facility. The
                  Company shall maintain an unused and available commitment under the MarketSpan Credit Facility equal to or greater than $65,000,000 until (i) such time as the Borrowing Base is equal to the Threshold Amount, (ii) such time as any and all prepayments required under Section 2.08(b) have been made in full, and (iii) such time as no Default exists hereunder."

                  2.4 Debt. Schedule 9.01 attached to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on
         Schedule 9.01 attached to this Second Amendment and made a part hereof for all purposes.

                  2.5 Amendment, Etc. Section 12.04 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "Section 12.04 Amendments, Etc. Any provision of
                  this Agreement or any other Security Instruments may be amended, modified or waived with the Majority Lenders' written consent; provided that no amendment, modification or waiver which (i) extends the maturity of the Loans shall be effective without the written consent of each Lender directly affected thereby, (ii) releases all or substantially all of the collateral or the obligations of the Company or any Guarantor shall be effective without the written consent of all Lenders, (iii) modifies or waives the payment of any principal, interest, fees or other amount due hereunder or under the Notes or any Letter of Credit or Letter of Credit Agreement to any Lender shall be effective without the written consent of such Lender, (iv) modifies or reduces the total Commitments of all of the Lenders shall be effective without the written consent of all Lenders, (v) modifies or reduces the Commitment of any Lender shall be effective without the written consent of such Lender, (vi) decreases the interest rate applicable to the Loans shall be effective without the written consent of each Lender directly affected thereby, (vii) decreases the amount of any fees due to any Lender (or the Agent for the benefit of the Lenders) hereunder shall be effective without the written consent of each Lender directly affected thereby, or (viii) modifies or waives any provision of this Agreement requiring the vote of 100% of the Lenders shall be effective without the written consent of all Lenders; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent hereunder without the prior written consent of the Agent. The

                  Company's written agreement is needed for any amendment or modification of this Agreement or any other Security Instrument."

         Section 3. Borrowing Base; Threshold Amount. Notwithstanding anything to the contrary contained in the Credit Agreement including, without limitation, the provisions of Section 2.09:

                 (a) The amount of the Borrowing Base shall be (i)
         $240,000,000 for the period from and including the Effective Date of this Second Amendment to but not including December 21, 1999, and (ii) $175,000,000 for the period from and including December 21, 1999 to but not including March 1, 2000, at which time the Borrowing Base shall be redetermined in accordance with Section 2.09 of the Credit Agreement.

                 (b) Any unscheduled redetermination of the Borrowing Base which occurs before December 21, 1999, must be approved by all of the Lenders.

         Section 4. Conditions. In addition to any and all other applicable conditions precedent contained in Article VI of the Credit Agreement, this Second Amendment shall become binding upon receipt by the Agent of the following documents, each of which shall be satisfactory to the Agent in form and substance:

                 (a) Counterparts of this Second Amendment duly executed by the Company.

                 (b) A Note, in the face amount of $15,000,000, duly completed and executed by the Company and payable to the order of Bank One, Texas, N.A.

                 (c) A duly completed and executed Assignment and Acceptance between Chase and Hibernia National Bank.

                 (d) A Note, in the face amount of $10,000,000, duly completed and executed by the Company and payable to the order of Hibernia National Bank.

                 (e) A Note, in the face amount of $40,000,000, duly completed and executed by the Company and payable to the order of Chase Bank of Texas, National Association.

                 (f) Such other documents as the Agent or its counsel may reasonably request.

         Section 5. Extent of Amendments. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

         Section 6. Reaffirmation. The Company hereby reaffirms that as of the date of this Second Amendment, the representations and warranties made by the Company in Article VII of the Credit Agreement are true and correct on the date hereof as though made on and as of the date of this Second Amendment.

         Section 7. Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

         Section 8. Counterparts. This Second Amendment may be executed in two or more counter parts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 9. Final Agreement. THE CREDIT AGREEMENT, AS AMENDED HEREBY, THIS SECOND AMENDMENT, THE NOTES AND THE SECURITY INSTRUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN OR ORAL AGREEMENTS BETWEEN THE PARTIES.








                      [SIGNATURE PAGES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed effective as of the date first above written.


                                      COMPANY:

                                      THE HOUSTON EXPLORATION
                                      COMPANY


                                      By:    /s/ Thomas W. Powers
                                         ------------------------------------
                                      Name:  Thomas W. Powers
                                      Title: Senior Vice President
                                               Business Development
                                               Finance and Treasurer

                                      Address:    1100 Louisiana
                                                  Suite 2000
                                                  Houston, Texas  77002

                                      Telecopier No.:  713/830-6885

                                      Telephone No.:   713/652-2847





                        [Second Amendment to Amended and
                           Restated Credit Agreement
                               Signature Page 1]

                                      LENDERS AND AGENTS:

                                      CHASE BANK OF TEXAS, NATIONAL
                                      ASSOCIATION, individually as a Lender and as Administrative Agent


                                      By:    /s/ Russell Johnson
                                         ------------------------------------
                                      Name:  Russell Johnson
                                      Title: Vice President

                                      Applicable Lending Office for Base Rate
                                      Loans:

                                      Address:   712 Main Street
                                                 Houston, Texas  77002

                                      Applicable Lending Office for Fixed Rate
                                      Loans:

                                      Address:   712 Main Street
                                                 Houston, Texas  77002
                                      Telecopier:   713/216-8870
                                      Telephone:    713/216-5617

                                      Address for Notices:

                                      Loan and Agency Services
                                      The Chase Manhattan Bank
                                      1 Chase Manhattan Plaza, 8th Floor
                                      New York, New York  10081

                                      Telecopier No.:  212/552-7490
                                      Telephone No.:   212/552-7943

                                      Attention: Muniram Appanna




                        [Second Amendment to Amended and
                           Restated Credit Agreement
                               Signature Page 2]

                                      THE BANK OF NOVA SCOTIA,
                                      individually as a Lender and as
                                      Syndication Agent

                                      By:    /s/ A.S. Norsworthy
                                         -------------------------------------
                                      Name:  A.S. Norsworthy
                                      Title: Sr. Team Leader Loan Operations

                                      Applicable Lending Office for Base Rate
                                      Loans:

                                      Address:     600 Peachtree Street N.E.
                                                   Suite 2700
                                                   Atlanta GA 30308

                                      Applicable Lending Office for Fixed Rate
                                      Loans:

                                      Address:     600 Peachtree Street N.E.
                                                   Suite 2700
                                                   Atlanta GA 30308

                                      Address for Notices:

                                      1100 Louisiana, Suite 3000
                                      Houston, Texas 77002

                                      Telecopier No.:  713/752-2425
                                      Telephone No.:   713/759-3441

                                      Attention: Mark Ammerman

                                      with a copy to:

                                      Address:     600 Peachtree Street N.E.
                                                   Suite 2700
                                                   Atlanta GA 30308
                                      Telecopier:  404/888-8998
                                      Telephone:   404/877-1552
                                      Attention:   Phyllis Walker


                        [Second Amendment to Amended and
                           Restated Credit Agreement
                               Signature Page 3]

                                      FIRST UNION NATIONAL BANK,
                                      Individually as a Lender and as
                                      Documentation Agent

                                      By:    /s/ Robert R. Wetteroff
                                         -------------------------------------
                                      Name:  Robert R. Wetteroff
                                      Title: Senior Vice President

                                      Applicable Lending Office for Base Rate
                                      Loans:

                                      Address:   301 South College Street
                                                 Charlotte, North Carolina 28288

                                      Applicable Lending Office for Fixed Rate
                                      Loans:

                                      Address:   301 South College Street
                                                 Charlotte, North Carolina 28288

                                      Address for Notices:

                                      1001 Fannin Street
                                      Houston, Texas 77002

                                      Telecopier:    713/650-6354
                                      Telephone No.  713/346-2727

                                      Attention:  Jay Chernosky

                                      with a copy to:

                                      1001 Fannin Street
                                      Houston, Texas 77002

                                      Telecopier:    713/650-6354
                                      Telephone No.  713/346-2727

                                      Attention:  Debbie Blank


                        [Second Amendment to Amended and
                           Restated Credit Agreement
                               Signature Page 4]

                                      PNC BANK NATIONAL ASSOCIATION,
                                      Individually as a Lender and as Managing
                                      Agent

                                      By:    /s/ Thomas A. Mojeski
                                         -------------------------------------
                                      Name:  Thomas A. Mojeski
                                      Title: Vice President

                                      Applicable Lending Office for Base Rate
                                      Loans:

                                      Address:   249 Fifth Avenue, 3rd Floor
                                                 Mail Stop P1-POPP-03-1
                                                 Pittsburgh, Pennsylvania 15222


                                      Applicable Lending Office for Fixed Rate
                                      Loans:

                                      Address:   249 Fifth Avenue, 3rd Floor
                                                 Mail Stop P1-POPP-03-1
                                                 Pittsburgh, Pennsylvania 15222

                                      Address for Notices:

                                      249 Fifth Avenue, 3rd Floor
                                      Mail Stop P1-POPP-03-1
                                      Pittsburgh, Pennsylvania 15222

                                      Telecopier:       412/762-2571
                                      Telephone No.     412/762-3025

                                      Attention:  Tom Grundman

                                      with a copy to:

                                      620 Liberty Avenue
                                      Mail Stop P2-PTPP-03-1
                                      Pittsburgh, Pennsylvania 15222

                                      Telecopier:       412/762-5271
                                      Telephone No.     412/762-3025

                                      Attention:  Stephanie Angelini

                        [Second Amendment to Amended and
                           Restated Credit Agreement
                               Signature Page 5]

                                      COMERICA BANK - TEXAS

                                      By:    /s/ Martin W. Wilson
                                         -------------------------------------
                                      Name:  Martin W. Wilson
                                      Title: Vice President

                                      Applicable Lending Office for Base Rate
                                      Loans:

                                      Address:     1601 Elm Street, 2nd Floor
                                                   Dallas, Texas 75201


                                      Applicable Lending Office for Fixed Rate
                                      Loans:

                                      Address:     1601 Elm Street, 2nd Floor
                                                   Dallas, Texas 75201

                                      Address for Notices:

                                      1601 Elm Street, 2nd Floor
                                      Dallas, Texas 75201

                                      Telecopier:     214/969-6561
                                      Telephone No.   214/969-6563

                                      Attention:  Martin W. Wilson

                                      with a copy to:

                                      Livonia Operations Center
                                      39200 Six Mile Road, 4th Floor
                                      Livonia, Michigan 48152

                                      Telecopier:     734/632-7050
                                      Telephone No.   734/632-3063

                                      Attention:  Nancy Lee

                        [Second Amendment to Amended and
                           Restated Credit Agreement
                               Signature Page 6]

                                      THE BANK OF NEW YORK

                                      By:    /s/ Peter Keller
                                         -------------------------------------
                                      Name:  Peter Keller
                                      Title: Vice President

                                      Applicable Lending Office for Base Rate
                                      Loans:

                                      Address:     One Wall Street
                                                   Energy Division, 19th Floor
                                                   New York, New York 10286

                                      Telecopier No.: 212/635-7924
                                      Telephone No.:  212/635-7550

                                      Attention:  Kathy D'Elena


                                      Applicable Lending Office for Fixed Rate
                                      Loans:

                                      Address:     One Wall Street
                                                   Energy Division, 19th Floor
                                                   New York, New York 10286

                                      Telecopier No.: 212/635-7924
                                      Telephone No.:  212/635-7550

                                      Attention:  Kathy D'Elena

                                      Address for Notices:
                                      The Bank of New York
                                      One Wall Street
                                      Energy Division, 19th Floor
                                      New York, NY  10286

                                      Telecopier No.: 212/635-7924
                                      Telephone No.:  212/635-7550

                                      Attention: Kathy D'Elena


                        [Second Amendment to Amended and
                           Restated Credit Agreement
                               Signature Page 7]
                                      with a copy to:

                                      Address:
                                      The Bank of New York
                                      One Wall Street
                                      Energy Division, 19th Floor
                                      New York, NY  10286

                                      Telecopier No.: 212/635-7924
                                      Telephone No.:  212/635-7861

                                      Attention: Peter Keller





                        [Second Amendment to Amended and
                           Restated Credit Agreement
                               Signature Page 8]

                                      NATEXIS BANQUE

                                      By:    /s/ Timothy L. Polvado
                                         -------------------------------------
                                      Name:  Timothy L. Polvado
                                      Title: Vice President and Group Manager

                                      By:    /s/ N. Eric Bitges
                                         -------------------------------------
                                      Name:  N. Eric Bitges
                                      Title: Vice President

                                      Applicable Lending Office for Base Rate
                                      Loans:

                                      Address:     645 5th Avenue, 20th Floor
                                                   New York, New York
                                      Telecopier No.:212/872-5045

                                      Applicable Lending Office for Fixed Rate
                                      Loans:

                                      Address:     645 5th Avenue, 20th Floor
                                                   New York, New York
                                      Telecopier No.:212/872-5045

                                      Address for Notices:

                                      Natexis Banque, Southwest
                                        Representative Office
                                      333 Clay Street, Suite 4340
                                      Houston, Texas  77002
                                      Telecopier No.: 713/759-9908
                                      Telephone No.:  713/759-9401

                                      Attention:  Tanya McAllister

                                      with a copy to:

                                      Address:

                                      Natexis Banque, New York Branch
                                      645 5th Avenue, 20th Floor
                                      New York, New York
                                      Telecopier No.: 212/872-5045

                                      Attention: Joan Rankine

                                      and


                        [Second Amendment to Amended and
                           Restated Credit Agreement
                               Signature Page 9]

                                      Natexis Banque, Southwest
                                        Representative Office
                                      333 Clay Street, Suite 4340
                                      Houston, Texas  77002

                                      Telecopier No.: 713/759-9908
                                      Telephone No.: 713/759-9401

                                      Attention: John H. Thieroff



                        [Second Amendment to Amended and
                           Restated Credit Agreement
                               Signature Page 10]

                                      BANK ONE, TEXAS, N.A.


                                      By:    /s/ Christine M. Macan
                                         -------------------------------------
                                      Name:  Christine M. Macan
                                      Title: Vice President

                                      Applicable Lending Office for Base Rate
                                      Loans:

                                      Address:    910 Travis, TX2-4330
                                                  Houston, Texas 77002

                                      Applicable Lending Office for Fixed Rate
                                      Loans:

                                      Address:    910 Travis, TX2-4330
                                                  Houston, Texas 77002

                                      Address for Notices:

                                      Bank One Center
                                      910 Travis, TX2-4330
                                      Houston, Texas 77002

                                      Telecopier No.: 713/751-3544
                                      Telephone No.:  713/751-3484

                                      Attention: Christine Macan

                                      with a copy to:

                                      Address:    Bank One Center
                                                  910 Travis, TX2-4375
                                                  Houston, Texas 77002

                                      Telecopier No.: 713/751-3982
                                      Telephone No.:  713/751-6174

                                      Attention:  Jeanie Harman

                                      and


                        [Second Amendment to Amended and
                           Restated Credit Agreement
                               Signature Page 11]

                                      Address:    500 Throckmorton
                                                  West Complex PG6
                                                  Fort Worth, Texas 76102

                                      Telecopier No.: 817/884-4651
                                      Telephone No.:  817/884-4399

                                      Attention:  Carol Peacock




                        [Second Amendment to Amended and
                           Restated Credit Agreement
                               Signature Page 12]

                                      HIBERNIA NATIONAL BANK

                                      By:     /s/ David R. Reid
                                         -------------------------------------
                                      Name:   David R. Reid
                                      Title:  Senior Vice President

                                      Applicable Lending Office for Base Rate
                                      Loans:

                                      Address:    313 Carondelet Street
                                                  New Orleans, Louisiana 70130

                                      Applicable Lending Office for Fixed Rate
                                      Loans:

                                      Address:    313 Carondelet Street
                                                  New Orleans, Louisiana 70130

                                      Address for Notices:

                                      213 W. Vermilion
                                      Lafayette, Louisiana 70501

                                      Telecopier No.: 318/268-4566
                                      Telephone No.:  318/268-4582

                                      Attention:  David Reid

                                      with a copy to:

                                      Address:    313 Carondelet Street
                                                  New Orleans, Louisiana 70130

                                      Telecopier No.: 504/533-5434
                                      Telephone No.:  504/533-5717

                                      Attention:  Spencer Gagnet


                        [Second Amendment to Amended and
                           Restated Credit Agreement
                               Signature Page 13]
                                      and

                                      Address:    313 Carondelet Street
                                                  New Orleans, Louisiana 70130

                                      Telecopier No.: 504/533-5434
                                      Telephone No.:  504/533-5352

                                      Attention: Virginia Bell Cowart



                        [Second Amendment to Amended and
                           Restated Credit Agreement
                               Signature Page 14]

                                   SCHEDULE I

                                  COMMITMENTS



               Lender                                      Commitment
               ------                                     ------------

Chase Bank of Texas, National Association                 $ 40,000,000

The Bank of Nova Scotia                                   $ 40,000,000

First Union National Bank                                 $ 35,000,000

PNC Bank National Association                             $ 35,000,000

Comerica Bank - Texas                                     $ 25,000,000

The Bank of New York                                      $ 25,000,000

Natexis Banque                                            $ 25,000,000

Bank One, Texas, N.A.                                     $ 15,000,000

Hibernia National Bank                                    $ 10,000,000
                                                          -------------

                  TOTAL                                   $250,000,000

                        THE HOUSTON EXPLORATION COMPANY

                                      DEBT

                                 SCHEDULE 9.01

None other than:

         (a)      Debt under the MarketSpan Credit Facility; and

         (b) Debt evidenced by the Company's 8 5/8% Senior Subordinated Notes Due 2008, Series B ($100,000,000 in aggregate principal amount outstanding) issued by the Company in exchange for its 8 5/8% Senior Subordinated Notes Due 2008, Series A.